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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               July 18, 2002
                                                               -------------

                          Beverly National Corporation
                          ----------------------------
                 (Name of small business issuer in its charter)


A Massachusetts Corporation         33-22224-B                   04-2832201
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(State or other jurisdiction of   (Commission file             (I.R.S.Employer
incorporation or organization)        number)                Identification No.)


240 Cabot Street  Beverly, Massachusetts                            01915
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code     (978) 922-2l00
                                                    ---------------------


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

        On July 18, 2002, Beverly National Corporation issued the following press release related to earnings and dividend payment.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Business Acquired.
            None

        (b) Pro Forma Financial Information.
            None

        (c) Exhibits.
            99.1 Press Release dated July 18, 2002


        Exhibit Index.

        99.1 Press Release dated July 18, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Beverly National Corporation
                                                       Registrant

Dated:  July 18, 2002                           /S/ Peter E. Simonsen
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                                                Peter E. Simonsen
                                                Treasurer, Principal Financial &
                                                Accounting Officer